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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 19, 2005

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-19603                               06-1242753
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        (Commission File Number)            (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2005, Centennial Communications Corp. entered into a severance agreement and general release (the "Agreement") with John de Armas, Centennial's former President - Caribbean Operations. Mr. de Armas resigned as an officer of Centennial effective January 11, 2005. Under the Agreement, Mr. de Armas will continue to receive his base salary with respect to the one-year period following such resignation, a pro rata portion of his accrued bonus for the current fiscal year and certain other fringe benefits. The Agreement also provides that, for a period of one year following his resignation, Mr. de Armas will be subject to certain non-competition provisions. The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1 Severance Agreement and General Release between Centennial Communications Corp. and John de Armas, dated January 19, 2005





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTENNIAL COMMUNICATIONS CORP.


                                      By:    /s/ Tony L. Wolk
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Date:  January 25, 2005                   Tony L. Wolk
                                          Senior Vice President, General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                              Description
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
10.1           Severance Agreement and General Release between Centennial
               Communications Corp. and John de Armas, dated January 19, 2005